MFAM Global Opportunities Fund

A series of The RBB Fund, Inc.

Class/Ticker:	Institutional Shares (FOIIX)
Investor Shares (FOOLX)

SUMMARY PROSPECTUS

December 31, 2020

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information (“SAI”), reports to shareholders and other information about the Fund at https://www.mfamfunds.com/resources.html. You can also get this information at no cost by calling 1-888-863-8803 or by sending an e-mail request to prospectus@foolfunds.com. The Fund’s Prospectus, dated December 31, 2020, and the Fund’s SAI, dated December 31, 2020, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-888-863-8803.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-888-863-8803 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all fund held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Investment Objective

The investment objective of the Global Opportunities Fund is to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Global Opportunities Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares of the Global Opportunities Fund, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment):	Investor Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Maximum Annual Small-Balance Account Fee (on accounts with balances less than $10,000)	$24	$24

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses	0.23%	0.15%
Shareholder Servicing Fee	0.11%	0.00%
Other Operating Expenses	0.12%	0.15%
Expenses Recouped(a)	0.01%	0.00%
Total Annual Fund Operating Expenses	1.09%	1.00%
Fees Waived/Expenses Reimbursed(a)	0.00%	-0.05%
Total Annual Operating Expenses After Fee Waiver	1.09%	0.95%

(a)

The Global Opportunities Fund’s investment adviser, Motley Fool Asset Management, LLC (the “Adviser”) has contractually agreed to pay, waive or absorb a portion of the Global Opportunities Fund’s Investor Shares and Institutional Shares expenses through the end of December 31, 2021, or such later date as may be determined by the Global Opportunities Fund and the Adviser, to the extent necessary to limit operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 1.15% and 0.95% annually of average daily net assets of the Investor Shares and Institutional Shares, respectively. If the excluded expenses are incurred, operating expenses may be higher than 1.15% and 0.95% annually, for the Investor Shares and Institutional Shares, respectively. The Adviser may recover from the Global Opportunities Fund’s fees and expenses previously paid, waived or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 1.15% and 0.95% annually of average daily net assets of Investor Shares and Institutional Shares, respectively or, if less, the expense limitation that was in place at the time the fees or expenses were paid, waived or absorbed. The expense limitation agreement will terminate automatically if the Adviser is no longer serving as investment adviser to the Global Opportunities Fund, but otherwise it can be terminated only by the Board of Directors of The RBB Fund, Inc. (the “Board”).

Example

This Example is intended to help you compare the cost of investing in the Global Opportunities Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Investor Shares or $100,000 in Institutional Shares of the Global Opportunities Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that: (1) your investment has a 5% return each year, and (2) the Global Opportunities Fund’s operating expenses remain the same (taking into account the contractual expense limitation agreement in place for one year). Although your actual costs may be higher or lower, based on these assumptions your costs of investing in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$111	$344	$596	$1,318
Institutional Shares	$969	$3,134	$5,476	$12,201

Portfolio Turnover

The Global Opportunities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Global Opportunities Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Global Opportunities Fund’s performance. During the fiscal year ended August 31, 2020, the Global Opportunities Fund’s portfolio turnover rate was 10%.

Principal Investment Strategies

The Global Opportunities Fund pursues its investment objective by using a quality growth investing style. The Fund invests in a focused portfolio of the common stocks of high-quality U.S. companies and the common stocks and depositary receipts of high-quality companies that are organized under the laws of other countries around the world.

The Global Opportunities Fund will invest, under normal circumstances, in at least three different countries, and will invest at least 40% of its assets outside of the United States, or, if the conditions are not favorable, will invest at least 30% of its assets outside the United States. The Global Opportunities Fund seeks to stay fully invested and does not attempt to time the market. Although the Fund does not have market capitalization constraints for its investments, it is expected that investments in the securities of U.S. companies having smaller and middle market capitalizations and the securities in foreign companies, including companies organized under the laws of emerging market countries, will be important components of the Global Opportunities Fund’s investment program. As a result, the Global Opportunities Fund has the freedom to go anywhere to make investments for its shareholders.

In identifying investments for the Global Opportunities Fund, the Adviser looks for securities of companies that have high-quality businesses with strong market positions, manageable leverage, robust streams of free cash flow, and trade at attractive prices. In managing the Global Opportunities Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Global Opportunities Fund’s allocations to particular markets and sectors to maintain a diversified mix of investments that the Adviser believes offer the best overall potential for long-term growth of capital. The Global Opportunities Fund will sell securities in which it has invested based upon the Adviser’s analysis of fundamental investment criteria, including its assessment of the current value of a security relative to the security’s current market price, business fundamentals relating to the issuer, and developments affecting the issuer’s business prospects and risks.

The Global Opportunities Fund prefers to invest in high-quality businesses when possible. To identify these high-quality businesses, the Adviser engages in research to evaluate each company under consideration using four criteria: management, culture, and incentives; the economics of the business; competitive advantage; and trajectory. The Adviser’s approach employs a long-term mindset and a balance of qualitative and quantitative factors.

Management, Culture, and Incentives.

The Adviser believes that management is a key element to long-term success at most businesses. Among the factors the Adviser considers are: manager and board of director fit, the clarity of vision and strategies, main-line culture and turnover, ownership in the business, the sensibility of incentives, capital allocation choices and results, external transparency and candor, and overall treatment of stakeholders.

Economics of the Business.

The Adviser believes that the economic performance of a business is a signal for quality. The Adviser’s process looks at the company’s long-term return on capital, the scalability of its business model, relative and absolute margins, business and product cyclicality, and other key performance indicators to gain insight into its potential for future performance.

Competitive Advantage.

The Adviser seeks companies that offer certain characteristics that allow them to generate and sustain outsized returns on capital on an absolute basis as well as in comparison to their peers. Competitive advantages may include pricing power, geographic barriers to entry, network effects, regulatory barriers to entry, and superior brands, among others. The Adviser also assesses the strength of the supporting capabilities each company possesses that reinforce these advantages to result in unique positioning.

Trajectory.

Companies often display superior economics over the short term due to favorable product cycles, customer preference, temporary or tactical advantages or other reasons. As the Adviser’s desire is to own companies in the Fund that can be kept in the portfolio for many years, a core part of the Adviser’s process is to consider what the company might look like over a period of ten or more years. The Adviser considers whether the company seems likely to grow, to increase profitability through additional products or other offerings, and if it has optionality and the financial capacity that may make it a larger, stronger business in the future than it might be today.

The Global Opportunities Fund’s investment portfolio is focused, generally composed of at least 30 investment positions, with the 10 largest positions representing not more than 60% of the Global Opportunities Fund’s net assets. To limit the risks associated with highly concentrated holdings, the Global Opportunities Fund does not invest more than 5% of its net assets in any one class of the securities of any one issuer at the time of purchase. If a portfolio holding grows to be greater than 5% of the Global Opportunities Fund’s net assets the Adviser may not add additional capital to the position. However, the Adviser may maintain an allocation above 5% indefinitely, provided it continues to meet the Adviser’s investment criteria.

While investing in a particular sector is not a principal investment strategy of the Global Opportunities Fund, its portfolio may be significantly invested in a sector as a result of the portfolio management decisions made pursuant to its principal investment strategy. Currently, the Global Opportunities Fund is significantly invested in the industrials sector, communication services sector, consumer discretionary sector, and information technology sector, which means it will be more affected by the performance of such sectors than a fund that is not so significantly invested. The Fund may also seek to increase its income by lending securities.

Principal Investment Risks

The value of the Global Opportunities Fund’s investments may decrease, which will cause the value of the Global Opportunities Fund’s shares to decrease. As a result, you may lose money on your investment in the Global Opportunities Fund, and there can be no assurance that the Global Opportunities Fund will achieve its investment objective. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Global Opportunities Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

Company and Market Risk

The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or management decisions, changes in the industry in which the company is engaged, or a reduction in the demand for a company’s products or services). General market and economic factors may adversely affect securities markets generally, which could adversely affect the value of the Global Opportunities Fund’s investments in common stocks. In addition, the rights of holders of common stock are subordinate to the rights of preferred shares and debt holders.

Cyber Security Risk

Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and its investment adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund or its investment adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

Depositary Receipts

The Global Opportunities Fund may purchase depositary receipts (American Depositary Receipts (“ADRs”), European Depositary receipts (“EDRs”), Global Depositary receipts (“GDRs”), and Non-Voting Depositary Receipts (“NVDRs”)) to facilitate its investments in foreign securities. By investing in ADRs rather than investing directly in the securities of foreign issuers, the Global Opportunities Fund can avoid currency risks during the settlement period for purchase and sales. However, ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers.

Emerging Market Countries

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. In many less developed markets, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than there is in more developed markets. The securities markets of certain countries in which the Global Opportunities Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those of more developed markets. The Global Opportunities Fund seeks to invest no more than 50% of its net assets in emerging market countries.

Foreign Investments

The Global Opportunities Fund invests in the securities of foreign companies. Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies, including the risks associated with fluctuations in foreign currency exchange rates, unreliable and untimely information about issuers, and political and economic instability.

Investments in Small and Mid-Capitalization Companies

The Global Opportunities Fund invests in securities of companies of all sizes, including those that have relatively small market capitalizations. Investments in securities of these companies involve greater risks than do investments in larger, more established companies. The prices of securities of small-cap companies tend to be more vulnerable to adverse developments specific to the company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

Sector Risk. To the extent the Global Opportunities Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

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Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall domestic and global economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their respective profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

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Communication Services Sector Risk. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.

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Industrials Sector Risk. Companies in the industrials sector could be affected by, among other things, government regulation, world events and economic conditions, insurance costs, and labor relations issues.

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Information Technology Sector Risk. In addition to market or economic factors, companies in the information technology sector and companies that rely heavily on technology are particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition.

Investment Style Risk

The Global Opportunities Fund pursues a quality growth style of investing. Quality growth investing focuses on companies that appear attractively priced in light of factors such as the quality of management, sustainability of competitive advantage, or growth potential of cash flow. If the Adviser’s assessment of a company’s quality or intrinsic value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Global Opportunities Fund could suffer losses or produce poor performance relative to other funds. In addition, the stocks of quality companies can continue to be undervalued by the market for long periods of time. As a consequence of our investing style we expect the Global Opportunities Fund will underperform the market and its peers over short timeframes.

Securities Lending Risk

The Fund may lend portfolio securities to institutions, such as certain broker- dealers. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

Performance Information: The bar chart and performance table below illustrate the risks and volatility of an investment in the Global Opportunities Fund. The Global Opportunities Fund’s past performance, both before and after taxes, does not necessarily indicate how the Global Opportunities Fund will perform in the future. Updated performance information is available online at www.mfamfunds.com or by calling 1-888-863-8803 (toll free).

The Global Opportunities Fund commenced operations on December 21, 2016, by acquiring the assets and liabilities of the Motley Fool Independence Fund, a series of The Motley Fool Funds Trust (the “Predecessor Fund”), in exchange for shares of the Global Opportunities Fund. Accordingly, the performance information shown below for periods prior to December 21, 2016 is that of the Predecessor Fund, which was also a publicly-sold open-end mutual fund. The Predecessor Fund was also advised by the Adviser and had the same investment objective and strategies as the Global Opportunities Fund.

The bar chart shows changes in the performance of the Global Opportunities Fund’s Investor Shares from year to year.

Best Quarter: 17.67% in the quarter ended March 31, 2019
Worst Quarter: -15.14% in the quarter ended December 31, 2018

The year-to-date total return for the nine months ended September 30, 2020 was 14.98%.

The performance table shows how the Global Opportunities Fund’s Investor Shares and Institutional Shares average annual total returns for the periods indicated compare with those of the FTSE Global All Cap Net Tax Index, a broad measure of market performance.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2019)

Global Opportunities Fund	1 Year	5 Years	10 Years	Since Inception, June 16, 2009	Since Inception, June 17, 2014
Investor Shares*
Return Before Taxes	31.15%	10.68%	11.11%	12.96%	N/A
Return After Taxes on Distributions	29.84%	9.25%	10.24%	12.10%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	19.36%	8.27%	9.08%	10.76%	N/A
Institutional Shares**
Return Before Taxes	31.40%	10.86%	N/A	N/A	10.03%
FTSE Global All Cap Net Tax Index (reflects no deduction for fees and expenses)	26.82%	8.79%	9.29%	11.13%	7.63%

*	The Investor Shares of the Predecessor Fund commenced operations on June 16, 2009.

**	The Institutional Shares of the Predecessor Fund commenced operations on June 17, 2014.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Global Opportunities Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Investor Shares; after-tax returns for Institutional Shares will vary to the extent each class has different expenses.

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the Global Opportunities Fund’s investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with Fund
Bryan C. Hinmon, CFA	Chief Investment Officer; Senior Portfolio Manager	2014
Anthony L. Arsta	Lead Portfolio Manager	2009
William S. Barker, CFA	Portfolio Manager	2009
Nathan G. Weisshaar, CFA	Portfolio Manager	2014
Michael J. Olsen, CFA	Portfolio Manager	2020

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Global Opportunities Fund on any business day online or through our website at www.mfamfunds.com, by mail (MFAM Funds, P.O. Box 701, Milwaukee, WI 53201-0701), by express/overnight mail (MFAM Funds, 615 East Michigan Street, Milwaukee, WI 53202), or by telephone at 1-888-863-8803. The minimum initial investment in the Global Opportunities Fund’s Investor Shares is $500. Subsequent investments in the Investor Shares may be made in any amount of $50 or more. The minimum initial investment in the Global Opportunities Fund’s Institutional Shares is $100,000, subject to certain exceptions.

Subsequent investments in the Institutional Shares may be made in any amount. These investment minimums may be waived in certain circumstances.

Tax Information

The Global Opportunities Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Global Opportunities Fund through a broker-dealer or other financial intermediary (such as a bank), the Global Opportunities Fund and its related companies may pay the intermediary for the sale of Global Opportunities Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Global Opportunities Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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